FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.

(formerly, Fortress Municipal Income Fund, Inc.)

Class A Shares

SUPPLEMENT TO PROSPECTUS DATED OCTOBER 31, 1996

         Effective August 1, 1997, the program allowing an exemption from the front-end sales charge for purchases of Class A Shares of the Fund with proceeds from redemptions of unaffiliated investment companies (the "NAV Exchange Program") will be discontinued. Please delete all references to the NAV Exchange Program where they appear in the Fund's prospectus. Of course, other exemptions from the sales charge may apply. See the section entitled "Reducing or Eliminating the Sales Charge."

                                                July 30, 1997

        FEDERATED INVESTORS

        Federated Securities Corp., Distributor

        Cusip 313910200
        G01615-05 (7/97)